                           SECOND MODIFICATION
                                    OF
                             CREDIT AGREEMENT


     This Second Modification of Credit Agreement ("Agreement") is made this ____ day of December, 1996, among THE ROTTLUND COMPANY, INC., a Minnesota corporation ("Borrower"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, ("FNBB") and THE FIRST NATIONAL BANK OF BOSTON, as Agent (the "Agent") for itself and the other lending institutions which are or may become parties to the Credit Agreement (as hereinafter defined).

                           W I T N E S S E T H:
                           --------------------

     IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Borrower and FNBB hereby covenant and agree as follows:

     .    RECITALS.  The following Recitals are true and correct as of the date of this Agreement:

          ()   The Borrower, FNBB and the Agent entered into that certain
Credit Agreement dated as of October 23, 1996, and that certain First Modification of Credit Agreement dated November 19 1996, (the foregoing Credit Agreement, as modified, is referred to herein as "Credit Agreement").

          ()   The parties to the Credit Agreement wish to amend and modify the Credit Agreement.

          ()   All terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

     .    The Credit Agreement is hereby modified as follows:

          ()   By deleting in its entirety the portion of the definition of
Borrowing Base set forth at Section 1 BORROWING BASE (A) (i) and by substituting in lieu thereof the following:

     "(i)  75% of Lot Book Value of Developed Lots; PLUS"

          (b) By substituting "95%" for "90%" in subsection (ii) of this definition.

          (c) By deleting Section 10.4 (b) in its entirety and by substituting in lieu thereof the following:

               "(b) Unit Costs of Unsold Units shall not exceed 70% of Tangible Net Worth during the term of this Agreement provided that for purposes of the calculation made on each December 31 during the term of this Agreement, the applicable percentage shall be 80% rather than 70%;


     3. Except as modified hereby, the undersigned hereby ratify and reaffirm the terms and conditions of the Credit Agreement.

     4. This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     IN WITNESS WHEREOF, the undersigned Borrower and Agent have hereunto caused this instrument to be executed by their duly authorized corporate officers and their seal to be affixed hereto as of the day and year first above written.

                                     THE ROTTLUND COMPANY, INC., a Minnesota
                                     corporation


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------


                                     THE FIRST NATIONAL BANK OF BOSTON,
                                     a national banking association



                                     By:
                                        ------------------------------------
                                             KEVIN C. HAKE, Director


     The undersigned guarantors hereby agree to all modifications of the Credit Agreement and hereby ratify and reaffirm their respective Subsidiary Guaranty dated as of October 23, 1996.


                                     NORTHCOAST MORTGAGE, INC.


                                     By:
                                        ------------------------------------
                                     Its:
                                         -----------------------------------


                                     ROTTLUND HOMES OF FLORIDA, INC.


                                     By:
                                        ------------------------------------
                                     Its:
                                         -----------------------------------


                                     ROTTLUND HOMES OF INDIANA, INC.


                                     By:
                                        ------------------------------------

                                     Its:
                                         -----------------------------------


                                     ROTTLUND HOMES OF INDIANA LIMITED
                                     PARTNERSHIP


                                     By:
                                        ------------------------------------
                                     Its:
                                         -----------------------------------


                                     ROTTLUND HOMES OF IOWA, INC.


                                     By:
                                        ------------------------------------
                                     Its:
                                         -----------------------------------


                                     ROTTLUND HOMES OF NEW JERSEY


                                     By:
                                        ------------------------------------
                                     Its:
                                         -----------------------------------